EXHIBIT 99.3

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR1
Mortgage Loans
Preliminary Collateral Information As of December 1, 2004

		Minimum	Maximum
Scheduled Principal Balance	$1,930,476,473	$75,886	$2,080,000
Average Scheduled Principal Balance	$549,055
Number of Mortgage Loans	3,516

Weighted Average Gross Coupon	4.008%	3.677%	4.122%
Weighted Average FICO Score	726	620	868
Weighted Average Combined Original LTV	69.44%	7.50%	100.00%

Weighted Average Original Term	370 months	180 months	480 months
Weighted Average Stated Remaining Term	368 months	177 months	479 months
Weighted Average Seasoning	2 months	1 months	9 months

Weighted Average Gross Margin	2.331%	2.000%	2.445%
Weighted Average Minimum Interest Rate	2.331%	2.000%	2.445%
Weighted Average Maximum Interest Rate	9.951%	9.700%	10.350%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124	110	125
Weighted Average Payment Cap	7.50%	7.500	7.500
Weighted Average Recast	60	60	60

Maturity Date		Oct 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.74%	94583

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	85.50%
Prepay Penalty: 0 months	14.08%
Prepay Penalty: 36 months	0.42%

First Lien	100.00%

Reduced Documentation	70.98%
Full Documentation	29.02%

Cash Out Refinance	47.95%
Purchase	39.81%
Rate/Term Refinance	12.21%
Other	0.03%

Single Family	89.39%
Condominium	9.18%
Duplex	1.19%
Triplex	0.10%
Townhouse	0.07%
Fourplex	0.04%
Unknown	0.02%

Primary	93.42%
Second Home	6.54%
Non-owner	0.04%

Top 5 States:
California	72.96%
New York	3.89%
Florida	3.60%
Washington	2.33%
Massachusetts	2.24%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	168,468.54	0.01%	3.914	352	78.97	780
100,000.01 - 150,000.00	1	149,771.07	0.01%	3.877	355	79.96	723
150,000.01 - 200,000.00	1	192,684.30	0.01%	3.877	351	68.18	780
200,000.01 - 250,000.00	2	471,380.23	0.02%	4.027	355	90.49	740
250,000.01 - 300,000.00	3	843,392.67	0.04%	4.027	356	72.26	692
300,000.01 - 350,000.00	3	972,957.72	0.05%	3.992	395	75.68	749
350,000.01 - 400,000.00	636	243,492,473.00	12.61%	4.015	368	71.04	726
400,000.01 - 450,000.00	601	257,133,982.38	13.32%	4.010	368	71.57	727
450,000.01 - 500,000.00	559	267,225,679.77	13.84%	4.011	369	71.88	728
500,000.01 - 550,000.00	422	221,986,653.95	11.50%	4.004	366	72.44	722
550,000.01 - 600,000.00	351	202,883,937.15	10.51%	4.009	371	72.93	727
600,000.01 - 650,000.00	321	203,272,137.19	10.53%	4.006	368	72.86	723
650,000.01 - 700,000.00	193	131,064,042.82	6.79%	4.007	370	70.37	728
700,000.01 - 750,000.00	164	119,501,413.75	6.19%	3.993	365	72.02	722
750,000.01 - 800,000.00	34	26,699,017.85	1.38%	3.998	362	52.77	735
800,000.01 - 850,000.00	18	15,118,578.83	0.78%	3.999	385	53.19	740
850,000.01 - 900,000.00	21	18,659,375.70	0.97%	4.011	369	55.19	737
900,000.01 - 950,000.00	22	20,452,622.90	1.06%	3.995	358	51.65	729
950,000.01 - 1,000,000.00	42	41,665,547.29	2.16%	4.006	373	52.32	725
1,000,000.01+	120	158,522,356.30	8.21%	4.005	370	56.40	727
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	440	251,599,305.78	13.03%	3.833	366	68.88	725
4.000 - 4.499	3,076	1,678,877,167.63	86.97%	4.034	369	69.53	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
620-639	102	53,108,514.73	2.75%	3.994	363	75.11	631
640-659	128	68,203,370.95	3.53%	3.995	370	75.58	649
660-679	133	69,574,244.41	3.60%	4.018	370	76.51	670
680-699	615	352,907,779.48	18.28%	4.013	367	68.79	689
700-719	578	313,626,542.56	16.25%	4.009	368	69.79	710
720-739	547	297,697,736.66	15.42%	4.018	371	69.95	729
740-759	553	297,435,049.47	15.41%	4.007	369	69.53	750
760-779	487	274,621,145.20	14.23%	4.004	367	67.16	769
780-799	311	169,261,363.57	8.77%	4.011	370	66.23	788
800+	37	20,180,841.96	1.05%	3.969	366	62.84	812
None	25	13,859,884.42	0.72%	3.789	370	72.39	0
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	253	161,234,582.57	8.35%	4.003	367	40.60	740
50.00- 54.99	159	102,420,005.13	5.31%	4.004	373	52.44	732
55.00- 59.99	202	131,250,377.60	6.80%	4.002	368	57.72	731
60.00- 64.99	279	187,410,197.64	9.71%	4.002	368	62.56	734
65.00- 69.99	301	170,059,599.34	8.81%	4.017	367	67.12	724
70.00- 74.99	450	231,635,741.43	12.00%	4.014	370	72.45	726
75.00- 79.99	657	339,934,843.66	17.61%	4.003	367	76.51	720
80.00	1,188	594,196,921.63	30.78%	4.011	369	80.00	722
80.01- 84.99	1	367,156.96	0.02%	3.877	358	83.64	673
85.00- 89.99	11	5,113,837.57	0.26%	3.951	357	88.14	697
90.00- 94.99	13	6,193,402.27	0.32%	3.969	357	90.23	668
95.00- 99.99	1	412,500.00	0.02%	4.027	358	98.21	687
100.00	1	247,307.61	0.01%	4.027	355	100.00	745
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	1	408,922.86	0.02%	4.027	177	70.86	682
360	3,221	1,766,479,115.50	91.50%	4.001	358	69.43	726
480	294	163,588,435.05	8.47%	4.073	478	69.61	727
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	1	408,922.86	0.02%	4.027	177	70.86	682
301-354	24	12,510,863.35	0.65%	4.042	354	76.54	740
355-357	178	96,403,038.87	4.99%	3.940	356	69.35	728
358-360	3,019	1,657,565,213.28	85.86%	4.005	358	69.38	726
361+	294	163,588,435.05	8.47%	4.073	478	69.61	727
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	471	271,853,993.38	14.08%	3.868	366	69.13	726
Prepay Penalty: 12 months	3,028	1,650,559,460.61	85.50%	4.031	369	69.48	726
Prepay Penalty: 36 months	17	8,063,019.42	0.42%	3.963	370	73.26	720
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	2,450	1,370,318,557.35	70.98%	4.009	369	66.97	734
Full Documentation	1,066	560,157,916.06	29.02%	4.003	368	75.51	706
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,632	925,662,596.60	47.95%	4.009	369	65.86	721
Purchase	1,478	768,566,480.10	39.81%	4.005	368	75.85	732
Rate/Term Refinance	405	235,723,647.82	12.21%	4.008	367	62.68	726
Other	1	523,748.89	0.03%	3.877	357	55.26	715
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	3,119	1,725,749,316.17	89.39%	4.007	368	69.19	726
Condominium	351	177,241,715.92	9.18%	4.014	371	72.84	729
Duplex	38	23,032,342.15	1.19%	3.994	364	63.42	731
Triplex	3	1,974,500.00	0.10%	4.040	358	64.04	716
Townhouse	3	1,343,638.19	0.07%	4.041	357	60.08	749
Fourplex	1	700,000.00	0.04%	4.027	358	58.33	769
Unknown	1	434,960.98	0.02%	4.027	357	80.00	721
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	3,276	1,803,472,826.92	93.42%	4.007	368	69.44	725
Second Home	238	126,266,936.12	6.54%	4.014	368	69.55	736
Non-owner	2	736,710.37	0.04%	4.077	358	65.56	742
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	43	24,560,643.52	1.27%	4.016	368	71.74	716
California	2,582	1,408,525,145.69	72.96%	4.012	370	69.37	726
Colorado	41	21,106,784.86	1.09%	3.994	360	67.76	731
Connecticut	43	25,091,962.44	1.30%	3.985	358	67.73	728
Delaware	4	1,752,738.08	0.09%	4.027	358	70.54	767
District of Columbia	21	13,337,477.64	0.69%	4.039	370	67.88	728
Florida	120	69,491,633.58	3.60%	4.015	370	69.06	728
Georgia	5	2,195,080.00	0.11%	4.027	358	76.83	714
Idaho	1	664,000.00	0.03%	4.027	359	80.00	748
Illinois	49	25,172,851.51	1.30%	4.011	360	71.34	717
Indiana	2	1,089,250.00	0.06%	3.873	358	77.05	733
Maryland	47	25,892,489.78	1.34%	4.002	365	69.24	728
Massachusetts	75	43,268,664.60	2.24%	4.006	361	67.09	727
Michigan	13	6,345,479.90	0.33%	3.997	365	74.44	704
Minnesota	4	2,107,543.04	0.11%	3.902	359	75.58	731
Missouri	1	950,062.00	0.05%	3.827	356	57.62	754
Nevada	40	22,088,677.74	1.14%	3.987	363	74.37	721
New Hampshire	4	2,275,337.77	0.12%	4.027	358	68.43	725
New Jersey	75	40,874,354.08	2.12%	4.005	368	70.21	729
New York	129	75,129,610.88	3.89%	3.982	362	67.71	737
North Carolina	12	7,400,824.96	0.38%	4.013	358	66.35	732
Ohio	2	977,664.60	0.05%	3.877	357	80.00	639
Oregon	11	6,121,825.79	0.32%	4.027	358	68.74	735
Pennsylvania	12	6,251,614.27	0.32%	3.973	358	77.55	696
Rhode Island	5	3,286,179.72	0.17%	4.027	358	56.41	707
South Carolina	9	6,123,326.34	0.32%	4.012	386	59.84	743
Texas	12	6,215,374.03	0.32%	3.869	367	74.87	737
Utah	4	2,520,695.64	0.13%	4.038	384	71.13	711
Virginia	56	32,666,801.45	1.69%	3.955	364	69.56	722
Washington	92	45,044,379.50	2.33%	3.998	362	73.70	727
Wisconsin	2	1,948,000.00	0.10%	3.969	358	64.32	684
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	3,503	1,922,010,885.90	99.56%	4.007	368	69.43	726
10.000 -10.499	13	8,465,587.51	0.44%	4.032	357	72.72	713
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	129	75,129,610.88	3.89%	3.982	362	67.71	737
125.000	3,387	1,855,346,862.53	96.11%	4.009	369	69.52	726
Total	3,516	1,930,476,473.41	100.00%	4.008	368	69.44	726